SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                                  June 14, 2000
               --------------------------------------------------
                Date of report (Date of Earliest Event Reported)

                          DYNAMIC MATERIALS CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                              08328                         84-0608431
(State or Other                    (Commission                    (IRS Employer
Jurisdiction of                    File Number)                   Identification
Incorporation)                                                    Number)

                551 Aspen Ridge Drive, Lafayette, Colorado 80026
               --------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (303) 665-5700
               --------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

     On June 14, 2000, at Dynamic Materials Corporation's (the "Company") Special Meeting of stockholders a Stock Purchase Agreement (the "Agreement") with SNPE, Inc. ("SNPE"), was approved by a majority making SNPE a 50.8% stockholder of the Company. The stock purchase was consummated immediately following the Special Meeting activating a $5.8 million cash payment to the Company in exchange for 2,109,091 shares of the Company's common stock at a price of $2.75 per share. An additional $1.2 million cash payment was made under a five-year, 5% Convertible Subordinated Note convertible in whole or in part into common stock by SNPE at a conversion price of $6 per share. DMC will use the $7 million primarily to repay debt, finance working capital requirements and make selective capital investments. DMC also entered into a new credit facility agreement with SNPE, which provides up to $3.5 million in borrowings for working capital requirements through June 30, 2001. The Company will continue to maintain a letter of credit with its bank in support of $6.35 million in outstanding industrial development revenue bond debt.

     On June 15, 2000, the Company issued a press release with regard to the closing of the Agreement between the Company and SNPE, attached hereto as
Exhibit 99.1.

     On June 21, 2000, the Registrant issued a press release with regard to the redemption of the rights issued pursuant to the Company's Rights Agreement, attached hereto as Exhibit 99.2.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

EXHIBIT NO.           DESCRIPTION
-----------           -----------
     4.1 Registration Rights Agreement by and between Dynamic Materials Corporation and SNPE, Inc., dated as of June 14, 2000.

     4.2       Convertible Subordinated Note in the amount of $1.2 million.

     4.3 First Amendment to Rights Agreement between Dynamic Materials Corporation and Harris Trust and Savings Bank, dated as of June 13, 2000.

    10.1 Credit Facility and Security Agreement by and between SNPE, Inc. and Dynamic Materials Corporation, dated as of June 14, 2000.

    10.2 First Amendment to Reimbursement Agreement by and between Dynamic Materials Corporation and Keybank National Association, dated as of June 14, 2000.

    10.3 Personal Services Agreement by and between Dynamic Materials Corporation and John G. Banker, dated as of June 16, 2000

    99.1       Press release dated June 15, 2000

    99.2       Press release dated June 21, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         DYNAMIC MATERIALS CORPORATION

                                         By: /s/ Richard A. Santa
                                             ---------------------------------
                                         Name:   Richard A. Santa
                                         Title:  Vice President - Finance and
                                                 Chief Financial Officer

June 21, 2000

                                Index to Exhibits

NUMBER                DESCRIPTION
------                -----------
  4.1 Registration Rights Agreement by and between Dynamic Materials Corporation and SNPE, Inc., dated as of June 14, 2000.

  4.2          Convertible Subordinated Note in the amount of $1.2 million.

  4.3 First Amendment to Rights Agreement between Dynamic Materials Corporation and Harris Trust and Savings Bank, dated as of June 13, 2000.

 10.1          Credit Facility and Security  Agreement by and between SNPE, Inc.
               and Dynamic Materials Corporation, dated as of June 14, 2000.

 10.2 First Amendment to Reimbursement Agreement by and between Dynamic Materials Corporation and Keybank National Association, dated as of June 14, 2000.

 10.3 Personal Services Agreement by and between Dynamic Materials Corporation and John G. Banker, dated as of June 16, 2000

 99.1          Press release dated June 15, 2000

 99.2          Press release dated June 21, 2000